                                                                   EXHIBIT 10.33


                             SUBSCRIPTION AGREEMENT


        This Subscription Agreement (this "Agreement"), dated as of July 31, 2000, is made by Hitachi Maxell, Ltd., a Japanese corporation (the "Investor"), and Wilson Greatbatch Technologies, Inc., a Delaware corporation (the "Corporation").

                                 R E C I T A L S

        A. The Investor desires to subscribe for shares of common stock of the Corporation. The subscription by the Investor provided for herein is being made in connection with, and subject to the consummation of the transactions provided for in, a certain Stock Purchase Agreement among Investor, the Corporation, and Battery Engineering, Inc., a Massachusetts corporation, dated the same date as of this Agreement (the "Purchase Agreement").

        B. The Corporation is willing to sell, on the terms and subject to the conditions herein set forth, the Shares (as hereinafter defined) to the Investor.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor and the Corporation agree as follows:

        1. ISSUANCE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, the Corporation agrees to issue and sell to the Investor, and the Investor agrees to purchase from the Corporation, Three Hundred Thirty Three Thousand Three Hundred and Thirty Four (333,334) shares (the "Shares") of the common stock, par value $.001 per share ("Common Stock"), of the Corporation at the price of Nine Dollars ($9.00) per share, for an aggregate purchase price of $3,000,006 (the "Purchase Price"); provided, however, that if there occurs, prior to Closing: (i) any dividend or other distribution of Common Stock to the present holders of Common Stock, or (ii) any stock split, reverse stock split, repurchase, combination, share exchange or other transaction affecting the Common Stock of the Corporation (collectively, "Stock Adjustment Event"), the aggregate Purchase Price shall remain the same but the number of Shares shall be appropriately adjusted to reflect any such Stock Adjustment Event. For example, if there occurs a one (1) for two (2) reverse stock split of Common Stock, the number of Shares would be reduced from 333,334 to 166,666; if there occurs a two
(2) for one (1) stock split of Common Stock, the number of Shares would be increased from 333,334 to 666,666. The purchase price shall be paid to the Corporation by wire transfer delivered by the Investor to the Corporation at the Closing (as hereinafter defined).

        2. THE CLOSING. The consummation of the purchase of the Shares (the "Closing") shall take place at the offices of Hodgson, Russ, Andrews, Woods & Goodyear, LLP, 65 East 55th Street, New York, New York 10022 (or at such other location as may be agreed to by the parties) on the same day as the transactions provided for in the Purchase Agreement. At the Closing:

        2.1 The Corporation shall issue and deliver a stock certificate representing the Shares to the Investor;

        2.2 The Investor shall deliver the Purchase Price to the Corporation by wire transfer of immediately available funds;

        2.3 The Corporation and the Investor shall execute the Stockholders Agreement (as defined in the Purchase Agreement);

        2.4 The Corporation's counsel shall deliver to the Investor an opinion in substantially the form attached as EXHIBIT C to the Purchase Agreement;

        2.5 The Corporation shall deliver an Officer's Certificate certifying that the representations and warranties of the Corporation set forth in Article 4 are true and correct as of the date of Closing; and

        2.6 The Investor shall deliver an Officer's Certificate certifying that the representations and warranties of the Investor set forth in Article 3 are true and correct as of the date of Closing.

        3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Corporation as follows:

        3.1 AUTHORIZATION AND VALIDITY OF THIS AGREEMENT. The execution, delivery and performance by the Investor of this Agreement and each other agreement contemplated herein are within the Investor's corporate powers, have been duly authorized by all necessary corporate action, do not require from the stockholders of the Investor any consent or approval that has not been validly and lawfully obtained, require no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, do not and will not violate or contravene any legal requirement to which the Investor may be subject;

        3.2 BINDING OBLIGATION. The Investor has full power and authority to execute this Agreement and to invest in the Shares, this Agreement constitutes the valid and binding obligation of the Investor and is enforceable against the Investor in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

        3.3 KNOWLEDGE AND EXPERIENCE. The Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of private companies), so as to enable the Investor to utilize the information referred to in Section 3.5 and any other information made available to the Investor in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

        3.4 INVESTMENT FOR OWN ACCOUNT. The Investor is acquiring the Shares for its own account, for investment purposes only and not with a view to, and not for offer or sale in connection with, any distribution or resale of the Shares.

        3.5 ADEQUATE INFORMATION. The Investor has had access to, and the Corporation has made available, such information which the Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares.

        3.6 OPPORTUNITY TO QUESTION. The Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Corporation so as to receive answers and verify information obtained in the Investor's examination of the Corporation, including the representations and warranties of the Corporation contained in Article 4 of this Agreement, the information referred to in Section 3.5 and any other documents or information that the Investor has reviewed in relation to the Investor's investment in the Shares. No oral or written representations have been made or oral or written information furnished to the Investor in connection with the Investor's acquisition of the Shares which were in any way inconsistent with the information set forth in the information reviewed by the Investor.

        3.7 INDEPENDENT DECISION. The Investor is not relying on the Corporation with respect to the tax considerations of the Investor relating to its investment in the Shares. The Investor has relied solely on its own examination and independent tax advice in making his decision to acquire the Shares.

        3.8 FINANCIAL CONDITION. The Investor's financial condition is such that
(i) the Investor is under no present need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking or indebtedness and
(ii) the Investor is able to bear the economic risk of investment in the Shares, including the risk of losing its entire investment and the risk of not being able to sell or transfer any of the Shares for an indefinite period of time.

        3.9 RESTRICTED SECURITIES. The Investor understands that it may be required to bear the economic risk of investment in the Shares for an indefinite period of time because the Shares may not, without full compliance with the registration and prospectus delivery requirements of the Securities Act, be offered, sold or delivered except in a transaction exempt from, or not subject to, the registration and prospectus delivery requirements of the Securities Act.

        3.10 REGULATION S MATTERS. The Investor hereby certifies that it is not a "U.S. person" (as defined in Rule 902(k) promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act, as hereinafter defined).

        4. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation represents and warrants to Investor as follows:

        4.1 ORGANIZATION AND GOOD STANDING. The Corporation is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Corporation is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is necessary under the applicable law as a result of the conduct of its business or the ownership of its properties. The Corporation has all necessary power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to perform its obligations under this Agreement.

        4.2 AUTHORITY; AUTHORIZATION; BINDING EFFECT. The Corporation has all necessary power and authority and has taken all action necessary to execute and deliver this Agreement and the instruments to be executed and delivered pursuant hereto, to consummate the transactions contemplated by this Agreement and to perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally and (ii) the discretion of the appropriate court with respect to specific performance, injunctive relief or other forms of equitable remedies.

        4.3 NO CONFLICTS, VIOLATIONS OR PROCEEDINGS. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the performance by the Corporation of its obligations under this Agreement do not and will not result in (i) a violation of or a conflict with any provision of the Certificate of Incorporation of the Corporation or other organizational documents of the Corporation, (ii) a breach of, or a default under, any term or provision of any contract, agreement, indebtedness, encumbrance, commitment, license, franchise, permit, authorization or concession to which the Corporation is a party or (iii) a violation by the Corporation of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award. There is no pending or, to the knowledge of the Corporation, threatened or anticipated legal proceeding against, relating to or affecting the transactions contemplated by this Agreement.

        4.4 NO CONSENTS OR APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental authority or any other person is required to be made or obtained by the Corporation in connection with the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby.

        4.5 THE CORPORATION'S CAPITAL STRUCTURE. The authorized capital stock of the Corporation consists of 100,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock, $.001 par value per share (the "Preferred Stock"). As of May 26, 2000: (i) 21,992,523 shares of Common Stock were issued and outstanding on a fully diluted basis (excluding (A) the shares comprising the purchase price under the Purchase Agreement; (B) any options or shares of Common Stock issuable under options to be granted in the future under any employee stock option plan of the Corporation; and (C) shares of the Common Stock issued or issuable in connection with the Corporation's profit sharing plan in respect of 1999), all of which are validly issued, fully paid and non-assessable; (ii) no shares of Common Stock were held in the treasury of the Corporation or by any subsidiaries of the Corporation; (iii) 744,928 shares of Common Stock were reserved for issuance in the future pursuant to stock options granted and outstanding under the Corporation's stock option plans and (iv) no shares of Preferred Stock were issued and outstanding. All shares of Common Stock to be issued to the Investor pursuant to this Agreement, upon issuance pursuant to the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and non-assessable. There are no obligations, contingent or otherwise, of the Corporation or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of the Corporation's Common Stock.

        4.6 FINANCIAL STATEMENTS. The Corporation has delivered or will deliver to Seller (a) financial statements of the Corporation for each of the years in the two-year period ended December 31, 1999 (consisting of a balance sheet, statement of income, profit and loss and a statement of cash flows), which have been audited by the Corporation's accountants (the "Audited Financial Statements") and (b) unaudited interim financial statements of the Corporation (consisting of a balance sheet and statement of income, profit and loss) for the three-month period ended March 31, 2000 (the "Interim Financial Statements"). Except as set forth on SCHEDULE 4.6, Audited Financial Statements and the Interim Financial Statements fairly present the financial condition and the results of operations of the Corporation as of their respective dates and for the periods then ended, and the Audited Financial Statements have been prepared in accordance with GAAP applied on a consistent basis. The books and records of the Corporation fairly reflect the assets, liabilities and operations of the Corporation in accordance with GAAP, and the Audited Financial Statements and the Interim Financial Statements are in conformity therewith, except that the Interim Financial Statements do not contain footnotes and are subject to customary year-end adjustments applied on a basis consistent with the Corporation's past experience. The Audited Financial Statements and the Interim Financial Statements provide fully for all material fixed and non-contingent liabilities of the Corporation as defined in accordance with GAAP. There are no liabilities or obligations of any nature, whether absolute, accrued, contingent, known, unknown, matured, unmatured or otherwise, or whether or not required to be disclosed or provided for in financial statements in accordance with GAAP of the Corporation, except (i) liabilities and obligations reflected or reserved for in the Audited Financial Statements and the Interim Financial Statements,
(ii) as otherwise specifically disclosed in this Agreement, (iii) liabilities which in the aggregate will not have a material adverse affect on the business or financial conditions of Corporation, or (iv) liabilities and obligations incurred between January 1, 2000 and the Closing Date in the ordinary course of business of the Corporation, consistent with past practice, and as permitted by this Agreement.

        4.7 COMPLIANCE WITH LAWS. Except as set forth in SCHEDULE 4.7, the Corporation at all times during the last six (6) years has duly complied in all material respects with, and is in compliance with, all applicable Governmental Requirements. Except as set forth in SCHEDULE 4.7, the Corporation has not received any notice to the effect that, or otherwise been advised that, the Corporation is not in compliance with any Governmental Requirement.

        4.8 LITIGATION. Except as set forth in SCHEDULE 4.8, there is no claim, legal action, suit, arbitration, governmental authority investigation or other legal or administrative proceeding, or any order, decree, or judgment pending, or to the knowledge of the Corporation threatened, against or relating to the Corporation, its officers, directors or employees, or its properties, assets or business. Except as set forth in SCHEDULE 4.8, the Corporation knows of no basis or grounds for any such claim, legal action, suit, arbitration, Governmental Authority investigation or other legal or administrative Proceeding. None of the matters disclosed in SCHEDULE 4.8 has or will have a material adverse affect on the business or financial condition of the Corporation.

        4.9 TAX MATTERS. Except as set forth on SCHEDULE 4.9, the Corporation has filed all tax returns relating to its business that it was required to file. All such tax returns were correct and complete in all respects. Except as set forth on SCHEDULE 4.9, all taxes owed by the Corporation (whether or not shown on any tax return) prior to the date hereof have been paid in full. The Corporation has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. Except as set forth on
SCHEDULE 4.9, there are no federal, state, local or foreign tax liens upon any of the properties or assets of the Corporation, and there are no unpaid taxes which are or could become a lien on the properties or assets of the Corporation, except for current taxes not yet due and payable.

        4.10 NO BROKERS. The Corporation has not entered into and will not enter into any agreement, arrangement or understanding with any person which will result in the obligation of the Investor to pay any finder's fee, brokerage commission or similar payment in connection with the transaction contemplated hereby.

        4.11 REGISTRATION STATEMENT. (a) Subject to Paragraph (b) of this
Section 4.11, the Corporation agrees to deliver to the Investor as soon as practicable prior to Closing a copy of any Registration Statement on Form S-1 filed by the Corporation under the Securities Act in connection with an initial public offering of its Common Stock ("IPO").

        (b) The Corporation may not file any such Registration Statement prior to the Closing or conduct an IPO at any time. Accordingly, the Corporation's obligations under Paragraph (a) of this Section 4.11 are subject to the Corporation's decision, in its sole discretion, to file such a Registration Statement.

        4.12 MATERIAL MISSTATEMENTS OR OMISSIONS. No representations or warranties by the Corporation in this Agreement, or in any document, exhibit, statement, certificate, document or schedule furnished to the Investor pursuant to this Agreement (including the copy of any Registration Statement delivered under Section 4.11), or in connection with the transaction contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or intentionally omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading.

        5. CONDITIONS. The Corporation's obligation to issue and sell the Shares to the Investor is subject to the following conditions:

        5.1 All representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects at and as of the date of the Closing, and the Investor shall have performed all covenants required hereby to be performed by the Investor at or prior to the Closing.

        5.2 The transactions provided for in the Purchase Agreement shall have been consummated; and

        5.3 The Investor shall have duly executed and delivered to the Corporation and the other parties thereto a certain Stockholders Agreement in the form attached hereto as

EXHIBIT A, among other things, that restricts the transfer of the Shares (the "Stockholders Agreement").

        6. CONDITIONS. The Investor's obligation to purchase the Shares from the Corporation is subject to the following conditions:

        6.1 All representations and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects at and as of the date of the Closing, and the Corporation shall have performed all covenants required hereby to be performed by the Investor at or prior to the Closing.

        6.2 The transactions provided for in the Purchase Agreement shall have been consummated; and

        6.3 The Corporation (and the other parties thereto) shall have duly executed and delivered to the Investor the Stockholders Agreement.

        7. Additional Agreements.

        7.1 RESTRICTIONS ON RESALE OR TRANSFER. The Investor will not resell or otherwise transfer or pledge any or all of the Shares nor any shares of Common Stock acquired pursuant to the Purchase Agreements except in accordance with Regulation S promulgated by the SEC, with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), or any exemption thereto, with any applicable Blue Sky Laws, and with the Stockholders Agreement. The Corporation will not register any transfer of the Shares in violation of this Section 7.1 and will instruct any transfer agent that it may appoint in the future not to effect any such transfer.

        7.2 RESTRICTIVE LEGEND. The certificates from time to time evidencing the Shares may, at the Corporation's option, bear a legend (together with any legend required by SEC Rule 903(b)(3)(iii)(B)(3)) which provides that the Shares may not be transferred unless the Corporation is delivered a legal opinion, reasonably satisfactory to the Corporation to the effect that such transfer may be made without compliance with the registration and prospectus delivery requirements of the Securities Act and applicable Blue Sky Laws. Such legal opinion shall be given by counsel reasonably satisfactory to the Corporation, at the Investor's expense.

        7.3 FURTHER ACTIONS. The Investor shall take all further actions necessary to facilitate the issuance of the Shares to the Investor under an appropriate exemption from registration under the Securities Act and applicable Blue Sky Laws, including, without limitation, providing the Corporation with such information as the Corporation may require to complete a Form D and any related or similar forms or applications required under the Securities Act or applicable Blue Sky Laws. The Investor agrees to keep confidential any information contained in any Registration Statement delivered to the Investor pursuant to Section 4.11.

        8. Miscellaneous.

        8.1 TERMINATION. This Agreement may be terminated upon ten (10) days prior written notice at any time prior to Closing without liability of any party or any other party:

               (i) by mutual written consent of the Corporation and the Investor;

               (ii) by the Corporation, if Closing has not occurred on or before
                    July 31, 2000 as a result of the nonfulfillment of any of the conditions to the Corporation's obligation to perform contained in Article 5 of this Agreement after written notice of such nonfulfillment and reasonable opportunity to cure; and

               (iii) by the Investor if Closing has not occurred on or before
                    July 31, 2000 as a result of the nonfulfillment of any of the conditions to the Investor's obligation to perform contained in Article 6 of this Agreement after written notice of such nonfulfillment and reasonable opportunity to cure.

This Agreement may also be terminated by the Investor on the one hand, or the Corporation, on the other hand, upon ten (10) days prior written notice if a non-terminating party has breached any material covenant to be performed by it pursuant to this Agreement. Termination of this Agreement shall not affect in any way the continuing obligations of the parties hereto pursuant to Section 8.7 of relating to expenses.

        8.2 ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by the Investor or the Corporation on the one hand, or the Corporation on the other hand, without the prior written consent of the other party. No assignment of this Agreement by the Corporation shall relieve the Corporation of any of its obligations hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Investor, the Corporation and the Corporation and their respective successors and assigns, and no other Person shall have any right or obligation under this Agreement.

        8.3 NOTICES. Any and all notices, designations, consents, offers, acceptances or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram or telecopy which shall be addressed, or sent, to the respective addresses as follows (or such other address as any party may specify to the other parties by Notice):

        If to the Investor, addressed to:

        Hitachi Maxell, Ltd.
        Attn:_____________
        2-12-24, Shibuya, Shibuya-Ku
        Tokyo, 150-8321 Japan
        Telephone:   03-5467-9287
        Facsimile:   03-5467-9293


        With a copy to:

        Graham & James, LLP
        Attn:    Ken M. Kurosu, Esq.
                 Yoshimi Tomizawa, Esq.
        Akasaka Twin Tower
        Main Tower, 11th Floor
        17-22, Akasaka 2-chome
        Minato-ku, Tokyo, Japan 107-0052
        Telephone:   81-3-5570-5670
        Facsimile:   81-3-5570-5455

        If to the Corporation, addressed to:

        Wilson Greatbatch Technologies, Inc.
        Attn:  Edward F. Voboril
        10,000 Wehrle Drive
        Clarence, New York 14031
        Telephone:   (716) 759-6901
        Facsimile:   (716) 759-5527

        With a copy to:

        Hodgson, Russ, Andrews, Woods & Goodyear, LLP
        Attn:    Robert B. Fleming, Jr., Esq.
                 Paul J. Vallone, Esq.
        One M&T Plaza, Suite 2000
        Buffalo, NY  14203-2391
        Telephone:   (716) 856-4000
        Facsimile:   (716) 849-0349

        All Notices shall be deemed effective and received (a) if given by telecopy, on the next business day after such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (b) if given by overnight courier, on the third business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (c) if given by telegram, on the next business day after such Notice is delivered at the address specified above. For purposes of this paragraph, a "business day" is one on which banks are open for normal banking business (excluding Saturdays) in the location of the notice recipient.

        8.4 CHOICE OF LAW. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York (without reference to the choice of law provisions of New York law) except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity was incorporated shall govern.

        8.5 AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement, together with all Exhibits and Schedules hereto and the Purchase Agreement and the Stockholders Agreement, constitute the entire agreement between the Investor, and the Corporation pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Investor and the Corporation. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in such writing.

        8.6 MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any party may execute this Agreement by facsimile signature and the other party shall be entitled to rely on such facsimile signature as evidence that this Agreement has been duly executed by such party. Any party executing this Agreement by facsimile signature shall immediately forward to the other party an original signature page by overnight mail.

        8.7 EXPENSES. The Investor shall pay its own, and the Corporation shall pay its own, legal, accounting and other expenses incident to the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby.

        8.8 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

        8.9 TITLES. The titles, captions or headings of the articles and sections of this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        8.10 PUBLICITY. Neither the Investor nor the Corporation shall issue any press release or make any public statement regarding the transaction contemplated hereby prior to the Closing date, without the prior approval of the Corporation, except as may be required by applicable law, in which case the party required to issue such press release or make such public statement will consult with the other party prior to issuing such press release or making such public statement.

        IN WITNESS WHEREOF, the Investor and the Corporation each has executed this Subscription Agreement as of July 31, 2000.

                           HITACHI MAXELL, LTD.


                           By: /s/ Hironori Itazu
                              -----------------------------------------
                           Name:  Hironori Itazu
                                ---------------------------------------
                           Title: Board Director Under
                                 --------------------------------------
                                  Power of Attorney dated June 21, 2000




                           WILSON GREATBATCH TECHNOLOGIES, INC.


                            By: /s/ Larry T. DeAngelo
                               ---------------------------------------------
                            Name: Larry T. DeAngelo
                                 -------------------------------------------
                            Title: Vice President Administration & Secretary
                                  ------------------------------------------

                                  SCHEDULE 4.6

                              FINANCIAL STATEMENTS


None.

                                  SCHEDULE 4.7

                              COMPLIANCE WITH LAWS


None.

                                  SCHEDULE 4.8

                                   LITIGATION


1.   PENDING LITIGATION.

     CHARLEEN HANNON V. WILSON GREATBATCH, LTD., Case No. CV0203 (Western District of New York). Plaintiff is a former employee who in alleging employment discrimination based on race and gender, alleging diminished opportunities and failure to promote.

     CHARLEEN HANNON V. WILSON GREATBATCH, LTD., Complaint No.
     7-E-O-00-7903541-E (New York State Division of Human Rights). Complaint filed alleging termination was in retaliation for filing the above-referenced lawsuit.

2.   THREATENED LITIGATION.

     In June 1999, the Corporation received a letter from counsel for Christopher Collins threatening litigation based on wrongful termination and breach of contract theories. Since that time, there have been no further threats of litigation nor other communications from counsel to Mr. Collins.

                                  SCHEDULE 4.9

                                   TAX MATTERS


None.